Income taxes	3 Months Ended
Jun. 30, 2020
Income Taxes [Line Items]
Disclosure Of Income Tax Explanatory

Note 8 Income taxes

UBS AG recognized income tax expenses of USD 328 million for the second quarter of 2020, representing an effective tax rate of 21.5%, compared with USD 349 million for the second quarter of 2019.

Current tax expenses were USD 329 million, compared with USD 196 million, and related to taxable profits of UBS Switzerland AG and other entities.

There was a net deferred tax benefit of USD 1 million, compared with deferred tax expenses of USD 153 million. This net benefit included expenses of USD 63 million in respect of the amortization of deferred tax assets (DTAs) previously recognized in relation to tax losses carried forward and deductible temporary differences, which primarily relate to UBS Americas Inc. These expenses were more than offset by deferred tax benefit items, which included a benefit of USD 31 million in respect of additional DTA recognition that resulted from the contribution of real estate assets by UBS AG to UBS Americas Inc. and UBS Financial Services Inc. in the second quarter of 2020. The additional DTA recognition related to the elections that were made in the fourth quarter of 2018 to capitalize certain historic real estate costs. This amount represents one half of the expected full-year benefit and, therefore, further amounts totaling USD 31 million will be recognized in the third and fourth quarters of 2020 in accordance with the requirements of IAS 34, Interim Financial Reporting. The deferred tax benefit items also included a benefit of USD 33 million in respect of an increase in temporary difference DTAs as the expected value of future tax deductions for deferred compensation awards increased.